Independent Accountants’ Report on Applying Agreed-Upon Procedures

Oxford Finance LLC (the “Company”)
Barclays Capital Inc. (the “Initial Purchaser”)
(together, the “Specified Parties”)

Re: Oxford Finance Funding 2020-1 LLC – Data File Procedures

We have performed the procedures enumerated below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled (“2020-1 Loan Data File v07 12.31 Unlinked.xlsx”) provided by the Company on January 7, 2019 containing information with respect to 64 promissory notes representing 56 Loans as of December 31, 2019 (the “Data File”), which we were informed are intended to be included in the offering of Oxford Finance Funding 2020-1 LLC. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement. Such compared information was deemed to be in agreement if differences were within the materiality threshold, as applicable.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold, as applicable.

•	The term “materiality threshold” means that dollar amounts, months, decimals, and percentages were within $1.00, 1, 0.01, and 0.01%, respectively.

•	The term “Attributes” means the Company-selected characteristics listed in the table below.

•
The term “Loan File” means the documents that could take the form of the following: Loan Security Agreement, Fee Letter, Transaction Summary, Amendments, Disbursement Letters, Funding Packages, Salesforce Report, Interest Only and Maturity Report, Capitalization Table, Third Party Diligence Reports, Market Capitalization, Financial Statements, Billing Report, Quarterly Performance Report, and Unfunded Availability Tracker.

•
The term “Loan Cash Streams File” means the electronic data file (“2020-1 Loan Cash Streams File_v8 12.31 Unlinked.xlsx”) provided by the Company on January 9, 2020 containing beginning/ending balance, interest rate, and cash flow information with respect to the Loans as of December 31, 2019.

•	The term “Source Documents” means the Loan File and Loan Cash Streams File.

We were instructed by the Company to perform the following procedures on all Loans in the Data File.

We compared or recomputed the Attributes in the Data File to the corresponding information set forth in or derived from the Source Documents. The Specified Parties indicated that the absence of any of the specified Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the Attributes indicated below constituted an exception. The Source Documents are listed in the order of priority until such attribute was agreed.

Attribute	Source Document / Methodology
Funding Name	Look up “Funding Name” in Salesforce Report by Accounting System Number
Bid/Line Name	Look up “Bid/Line Name” in Salesforce Report by Accounting System Number
Account Name	Look up “Account Name” in Salesforce Report by Accounting System Number
Accounting System Number	Loan Cash Streams File
Simple Balance	Loan Cash Streams File
Simple Balance (Last)	Look up “Simple Balance” in Salesforce Report by Accounting System Number
Total Oxford Simple TL Balance Outstanding	Recompute using the Salesforce Report and the following methodology: Aggregate “Simple Balance” for each matching Account Name with “Loan Type” equal to ‘Term Loan’
Oxford Ownership	Recompute using the Salesforce Report and the following methodology: Divide “TL – OFC Line Amount” by “TL – Total Line Amount”
Loan Collateral Type	Look up “Loan Collateral Type” in Salesforce Report by Accounting System Number
Actual Funding Date	Disbursement Letter, Funding Packages
Current First Principal Due Date	Interest Only and Maturity Report, Loan Security Agreement, Amendments
Contractual Maturity Date	Interest Only and Maturity Report, Loan Security Agreement, Amendments
Initial I/O Period (LSA)	Interest Only and Maturity Report, Loan Security Agreement, Amendments
Initial I/O Period (Amended)	Interest Only and Maturity Report, Amendments
Original Funding Term	Interest Only and Maturity Report, Loan Security Agreement, Amendments
Floating or Fixed Rate	Loan Security Agreement, Amendments
Interest Payment Frequency	Loan Security Agreement, Amendments
Interest Calc Method	Loan Security Agreement, Amendments
Base/Index Rate	Loan Security Agreement, Amendments
Margin	Loan Security Agreement, Fee Letter, Amendments
Base/Index Rate Floor	Loan Security Agreement, Fee Letter, Amendments

Attribute	Source Document / Methodology
End of Term Fee	Loan Security Agreement, Fee Letter, Amendments
Simple Cash Rate (%)	For floating rate loans, recompute using the Data File and the following methodology: Base/Index Rate + Margin For fixed rate loans: Loan Security Agreement
Cash Rate (%)	Recompute using the Data File and the following methodology: Base/Index Rate + Margin + (End of Term Fee / term between Actual Funding Date and Contractual Maturity Date)
Amortization Style	Loan Cash Streams File
Balloon / Bullet at Maturity	Loan Cash Streams File
Industry	Look up “Industry” in Salesforce Report by Accounting System Number
Industry Sector	Look up “Industry Sector” in Salesforce Report by Accounting System Number
SubSector	Look up “SubSector” in Salesforce Report by Accounting System Number
Region	Look up “Region” in Salesforce Report by Accounting System Number
Current Investment Stage	Look up “Current Stage” in Salesforce Report by Accounting System Number
Current Credit Score	Look up “Current Credit Score” in Salesforce Report by Accounting System Number
Current Credit Score (#)	Look up “Current Credit Score (#)” in Salesforce Report by Accounting System Number
Current Credit Score (Date)	Look up “Current Credit Score (Date)” in Salesforce Report by Accounting System Number
Valuation
For Valuation Source of Post-Money, EBITDA Multiple, or Other: Quarterly Performance Report, Transaction Summary, Capitalization Table

For Valuation Source of Market Cap: Market Capitalization

For Valuation Source of Appraisal: as-is appraised value in Third Party Diligence Reports

For the purposes of this procedure, the Company informed us to consider Valuation to be in agreement if it was within $100,000.

Valuation Source	Look up “Valuation Source” in Salesforce Report by Accounting System Number

Attribute	Source Document / Methodology
Current Covenant Default	Look up “Current Covenant Default” in Salesforce Report by Accounting System Number
Date of Covenant Default	Look up “Date of Covenant Default” in Salesforce Report by Accounting System Number
Specific Reserve?	Look up “Specific Reserve?” in Salesforce Report by Accounting System Number
Payment Default	Look up “Payment Default” in Salesforce Report by Accounting System Number
History of Major Modification due to Financial Distress?	Look up “History of Major Modification due to Financial Distress?” in Salesforce Report by Accounting System Number
Date of Major (payment) Modification	Look up “Date of Major (payment) Modification” in Salesforce Report by Accounting System Number
Billing Type	Look up “Pmt. Type” in Billing Report by Accounting System Number
Third Party Revolver?	Look up “Third Party Revolver?” in Salesforce Report by Accounting System Number
Third Party Revolver Commitment	Transaction Summary
Related Oxford Revolver	Recompute using the following methodology: If Account Name in Salesforce Report has a revolver line included, “yes”
Total Revolver Commitment (Oxford Participates)	Recompute using the following methodology: If Related Oxford Revolver is “yes”, use the corresponding information under RLOC – Total Line Amount for borrower in Data File
Related Oxford Term Loan	Recompute using the following methodology: if Account Name in Salesforce Report has more Term Loan Bid/Lines than in Data File, “yes”
Related Co-Lender Term Loan	Recompute using the following methodology: If TL – Syndicated Line Amount in Salesforce Report is greater than zero, “yes”
Oxford Unfunded Obligations – RLOC Line Amount	Recompute using the following methodology: If Related Oxford Revolver is “yes”, use the corresponding information under RLOC – OFC Line Amount for borrower in Data File
Oxford Unfunded Obligations – Unfunded Term Loans	Look up “TL – Availability” in Salesforce Report by Accounting System Number
Oxford Unfunded Obligations – Available Unfunded Term Loans	Look up “Total Current Undrawn Available Commitment” in Unfunded Availability Tracker by Bid/Line Name

We found such information to be in agreement. We did not perform any procedures on any Attributes not listed above or those left “blank” or “NA” in the Data File. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on methodologies, instructions, and information included in the Data File or Source Documents, without verification or evaluation of such methodologies, instructions and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, instructions, and information provided by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

New York, New York
January 17, 2020